GOODWILL	12 Months Ended
Dec. 31, 2015
Goodwill Disclosure [Abstract]
GOODWILL

NOTE 7 - GOODWILL

In accordance with ASC Topic 350, Intangibles- Goodwill and Other, goodwill and intangible assets with indefinite useful lives are no longer amortized; rather they are assessed, at least annually, for impairment. The Company tests goodwill for impairment on an annual basis as of September 30, or more often if events or circumstances indicate there may be impairment. Management has determined that the Company has only one reporting unit for purposes of evaluating goodwill.

Due to the current economic environment and other uncertainties, it is possible that our estimates and assumptions may adversely change in the future, and we may be required to record additional goodwill impairment losses in future periods. It is not possible at this time to determine if any such future impairment loss would result or, it if does, whether such charge would be material. However, any such future impairment loss would be limited to the remaining goodwill balance of $11,385,323 at December 31, 2015. Subsequent reversal of goodwill impairment losses is not permitted. At our annual impairment assessment date of September 30, 2015, our analysis indicated that no impairment existed.